Income tax	3 Months Ended
Mar. 31, 2018
Income Tax [Abstract]
Income Tax
Note 18. - Income Tax

The effective tax rate for the periods presented has been established based on Management’s best estimates.

In the three-month period ended March 31, 2018, Income tax amounted to a $4,650 thousand expense with respect to a profit before income tax of $3,140 thousand. In the three-month period ended March 31, 2017, Income tax amounted to a $4,500 thousand income with respect to a loss before income tax of $18,907 thousand. The effective tax rate differs from the nominal tax rate mainly due to permanent differences and treatment of tax credits in some jurisdictions.